Subsequent Events	6 Months Ended
Jun. 30, 2015
Subsequent Events [Abstract]
Subsequent Events
14.	Subsequent Events

a.)

In August 2015, the Company agreed to acquire 12 modern Suezmax tankers from Principal Maritime Tankers Corporation (or Principal Maritime) for an aggregate purchase price of $662.0 million, consisting of $612.0 million in cash and approximately 7.2 million shares of the Company’s Class A common stock. The vessels are scheduled to deliver by the end of October 2015 and are expected to trade in the spot tanker market upon delivery or soon thereafter. To finance the acquisition, in August 2015, the Company has secured commitments for a $397.2 million loan facility maturing January 29, 2016, issued approximately 13.6 million shares of Class A common stock for net proceeds of $90.6 million, of which approximately 4.5 million shares were issued to Teekay, and the remainder of purchase price is expected to be financed with existing liquidity.

b.)

On July 31, 2015, the Company acquired the ship-to-ship transfer business (or SPT) from Teekay and a Norway-based marine transportation company, I.M. Skaugen SE, for a purchase price of $45.5 million. SPT provides a full suite of ship-to-ship (STS) transfer services in the oil, gas and dry bulk industries. In addition to full service lightering and lightering support, it also provides consultancy, terminal management and project development services. In connection with the SPT acquisition, on July 31, 2015, the Company issued approximately 6.5 million shares of Class B common stock to Teekay Holdings Ltd., a wholly-owned subsidiary of Teekay, for net proceeds of $45.5 million. These shares of Class B common stock were priced at approximately $6.99 per share.